Exhibit 24.1
POWER OF ATTORNEY

Exhibit 24.1
LEAF EQUIPMENT FINANCE FUND 4, L.P.
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the persons whose signatures appear below, constitute and appoint Crit S. DeMent and Miles Herman, and each of them, as their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them and in their names, places and steads, in any and all capacities, to sign the Registration Statement to be filed in connection with the public offering of limited partnership interests of LEAF Equipment Finance Fund 4, L.P. and any and all amendments (including both pre-effective and post-effective amendments) to the Registration Statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
LEAF ASSET MANAGEMENT, LLC

Signature	Title	Date

/s/ Crit S. DeMent	Chairman of Board of Directors	March 12, 2008
Crit S. DeMent	and Chief Executive Officer

/s/ Miles Herman	President, Chief Operating Officer,	March 12, 2008
Miles Herman	and Director

Jonathan Z. Cohen	Director	March , 2008

	Director	March , 2008
Steven J. Kessler

/s/ Robert K. Moskovitz	Chief Financial Officer	March 12, 2008
Robert K. Moskovitz	(Chief Accounting Officer), and Treasurer

/s/ David H. English	Executive Vice President, and	March 12, 2008
David H. English	Chief Investment Officer

/s/ Daniel G. Courtney	Executive Vice President – Investment	March 12, 2008
Daniel G. Courtney	Programs

Exhibit 24.1
LEAF EQUIPMENT FINANCE FUND 4, L.P.
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the persons whose signatures appear below, constitute and appoint Crit S. DeMent and Miles Herman, and each of them, as their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them and in their names, places and steads, in any and all capacities, to sign the Registration Statement to be filed in connection with the public offering of limited partnership interests of LEAF Equipment Finance Fund 4, L.P. and any and all amendments (including both pre-effective and post-effective amendments) to the Registration Statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
LEAF ASSET MANAGEMENT, LLC

Signature	Title	Date

	Chairman of Board of Directors	March , 2008
Crit S. DeMent	and Chief Executive Officer

	President, Chief Operating Officer,	March , 2008
Miles Herman	and Director

/s/ Jonathan Z. Cohen	Director	March 12, 2008
Jonathan Z. Cohen

	Director	March , 2008
Steven J. Kessler

	Chief Financial Officer	March , 2008
Robert K. Moskovitz	(Chief Accounting Officer), and Treasurer

	Executive Vice President, and	March , 2008
David H. English	Chief Investment Officer

	Executive Vice President – Investment	March , 2008
Daniel G. Courtney	Programs

Exhibit 24.1
LEAF EQUIPMENT FINANCE FUND 4, L.P.
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the persons whose signatures appear below, constitute and appoint Crit S. DeMent and Miles Herman, and each of them, as their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them and in their names, places and steads, in any and all capacities, to sign the Registration Statement to be filed in connection with the public offering of limited partnership interests of LEAF Equipment Finance Fund 4, L.P. and any and all amendments (including both pre-effective and post-effective amendments) to the Registration Statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
LEAF ASSET MANAGEMENT, LLC

Signature	Title	Date

	Chairman of Board of Directors	March , 2008
Crit S. DeMent	and Chief Executive Officer

	President, Chief Operating Officer,	March , 2008
Miles Herman	and Director

	Director	March , 2008
Jonathan Z. Cohen

/s/ Steven J. Kessler	Director	March 12, 2008
Steven J. Kessler

	Chief Financial Officer	March , 2008
Robert K. Moskovitz	(Chief Accounting Officer), and Treasurer

	Executive Vice President, and	March , 2008
David H. English	Chief Investment Officer

	Executive Vice President – Investment	March , 2008
Daniel G. Courtney	Programs